VAN KAMPEN UNIT TRUSTS, SERIES 651, 656 AND 658

                          SUPPLEMENT TO THE PROSPECTUS

   Notwithstanding anything to the contrary in the prospectus, the thirteenth sentence of the second paragraph under the section titled "Public Offering--General" is replaced in its entirety by the following: "If you redeem or sell your Units prior to the collection of the creation and development fee, you will not pay the creation and development fee upon redemption or sale of your Units."

Supplement Dated:  April 30, 2007